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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2005

                           MARKLAND TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          FLORIDA                     000-28863                84-1331134
-----------------------------        ------------         ----------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NUMBER)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (203) 894-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland's common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

         Pursuant to agreements by and among the Company, DKR Soundshore Oasis Holding Fund, Ltd. ("Oasis"), and DKR Soundshore Strategic Holding Fund, Ltd. ("Strategic") and dated December 28, 2005 and February 7, 2005 adjusting the terms of certain warrants, on March 10, 2005, we issued warrants to purchase 4,440,000 shares of our common stock to Oasis, and warrants to purchase 1,100,000 shares of our common stock to Strategic. We received no consideration for the issuance of the warrants. The offer and sale of the warrants was made in reliance on Section 4(2) of Securities Act. Oasis and Strategic are stockholders of Markland and "accredited investors" within the meaning of Regulation D.

         The warrants entitle the holders to purchase an aggregate of 5,500,000 shares of our common stock, at any time and from time to time, through March 8, 2010, at an exercise price of $0.50 per share.

         The warrants contain provisions protecting the holders against dilution by adjusting the exercise price of the warrants and the number of shares to be issued upon occurrence of events such as stock dividends, distributions, stock splits, recapitalizations, mergers, consolidations and issuances of common stock below their respective exercise price.

         If, within 180 days of March 10, 2005, we issue common stock or common stock equivalents at a price per share below (i) the then effective price per share or (ii) the exercise price of the warrants, the exercise price will be reduced to that lower price per share. Shares issuable as a result of this provision, if any, are not being registered in this registration statement.

         The terms of the warrants provide that the number of shares to be acquired by each of the holders of the warrants upon exercise of these warrants cannot exceed the number of shares that, when combined with all other shares of common stock and securities then owned by each holder and its affiliates, would result in any one of them owning more than 4.999% of our outstanding common stock at any point in time. The holder of the warrant may waive this contractual limitation, effective 61 days after delivery of a notice waiving this limitation.

         If the 4.99% limitation is waived, the number of shares to be acquired by each of the holders of the warrants upon exercise of these warrants cannot exceed the number of shares that, when combined with all other shares of common stock and securities then owned by each holder and its affiliates, would result in any one of them owning more than 9.99% of our outstanding common stock at any point in time. However, neither Oasis and Strategic may waive this limitation.

                                       2

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         We have granted the Oasis and Strategic piggy back registration rights for the shares underlying these warrants.

         The agreements pursuant to which these warrants were issued were filed as exhibits 99.1 and 99.2 to our current report on form 8-k filed with the SEC on December 30, 2004, and as exhibit 99.1 to our current report on form 8-k filed with the SEC on February 11, 2005 and are incorporated herein by reference. The form of the warrants was filed as exhibit 99.2 to our current report on form 8-k filed with the SEC on February 11, 2005 and is incorporated by reference herein.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

------------- --------------------------------- ------------ ---------------------------------------------------------
                                                Filed with
Exhibit No.             Description              this 8-k                   Incorporated by reference
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Amendment to Warrant No. CS-84                        8-k         December 30, 2004         99.1
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Amendment to Warrant No. CS-85                        8-k         December 30, 2004         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Form of Letter Agreement                              8-k         February 11, 2005         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Form of Warrant                                       8-k         February 11, 2005         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  MARKLAND TECHNOLOGIES, INC.



                                                  By:  /s/ Robert Tarini
                                                       -----------------------
                                                       Robert Tarini
                                                       Chief Executive Officer




Date:    March 16, 2005

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

EXHIBIT INDEX
------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k
------------- --------------------------------- ------------ ---------------------------------------------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Amendment to Warrant No. CS-84                        8-k         December 30, 2004         99.1
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Amendment to Warrant No. CS-85                        8-k         December 30, 2004         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.3          Form of Letter Agreement                              8-k         February 11, 2005         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.4          Form of Warrant                                       8-k         February 11, 2005         99.2
------------- --------------------------------- ------------ ------------------ ------------------- ------------------

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